Commitments	12 Months Ended
Nov. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments
Ship Commitments
At November 30, 2015, including ship construction contracts entered into through January 22, 2016, we had 17 ships under contract for construction with an aggregate passenger capacity of more than 61,300 lower berths. The estimated total cost of these ships is $11.9 billion, which includes the contract prices with the shipyards, design and engineering fees, capitalized interest, construction oversight costs and various owner supplied items. We have paid $0.8 billion through November 30, 2015 and anticipate paying $1.9 billion in 2016, $1.3 billion in 2017, $2.5 billion in 2018, $3.0 billion in 2019 and $2.4 billion in 2020 of the remaining estimated total costs.
Operating Leases, Port Facilities and Other Commitments
Rent expense under our operating leases, primarily for office and warehouse space, was $70 million in 2015, $63 million in 2014 and $61 million in 2013.
At November 30, 2015, minimum amounts payable for our operating leases, with initial or remaining terms in excess of one year, and for the annual usage of port facilities and other contractual commitments with remaining terms in excess of one year, were as follows (in millions):

	Fiscal
	2016	2017	2018	2019	2020	Thereafter	Total
Operating leases	$52	$41	$34	$31	$29	$203	$390
Port facilities and other	211	200	161	104	102	793	1,571
	$263	$241	$195	$135	$131	$996	$1,961